INVESTMENT PROPERTIES	6 Months Ended
Jun. 30, 2024
Investment property [abstract]
INVESTMENT PROPERTIES	INVESTMENT PROPERTIES
The following table presents the change in the fair value of the company’s investment properties:

AS AT AND FOR THE SIX MONTHS ENDED JUN. 30, 2024 (MILLIONS)
Fair value, beginning of period	$124,152
Additions	5,975
Dispositions[1]	(1,138)
Changes in basis of accounting	113
Fair value changes	(137)
Foreign currency translation and other	(1,730)
Fair value, end of period[2]	$127,235
1.Includes assets sold and amounts reclassified to held for sale.
2.As at June 30, 2024, the ending balance includes $4.7 billion of right-of-use investment properties (December 31, 2023 – $4.8 billion).
Investment properties include the company’s office, retail, multifamily and other properties. Additions of $6.0 billion primarily relate to the purchase of two multifamily asset portfolios in the U.S. and a Brazil logistics portfolio within our real estate LP investments included in our Asset Management segment, and enhancement of existing assets during the period.
The following table presents our investment properties measured at fair value:

AS AT JUN. 30, 2024 (MILLIONS)
Core	$18,620
Transitional and development	22,461
LP Investments	81,426
Other investment properties	4,728
$127,235
Significant unobservable inputs (Level 3) are utilized when determining the fair value of investment properties. The significant Level 3 inputs include:

Valuation Technique	Significant Unobservable Inputs	Relationship of Unobservable Inputs to Fair Value	Mitigating Factors
Discounted cash flow analysis[1]	• Future cash flows – primarily driven by net operating income	• Increases (decreases) in future cash flows increase (decrease) fair value	•Increases (decreases) in cash flows tend to be accompanied by increases (decreases) in discount rates that may offset changes in fair value from cash flows
	• Discount rate	•Increases (decreases) in discount rate decrease (increase) fair value	•Increases (decreases) in discount rates tend to be accompanied by increases (decreases) in cash flows that may offset changes in fair value from discount rates
	• Terminal capitalization rate	•Increases (decreases) in terminal capitalization rate decrease (increase) fair value	•Increases (decreases) in terminal capitalization rates tend to be accompanied by increases (decreases) in cash flows that may offset changes in fair value from terminal capitalization rates
	• Investment horizon	•Increases (decreases) in the investment horizon decrease (increase) fair value	•Increases (decreases) in the investment horizon tend to be the result of changing cash flow profiles that may result in higher (lower) growth in cash flows prior to stabilizing in the terminal year
1.Certain investment properties are valued using the direct capitalization method instead of a discounted cash flow model. Under the direct capitalization method, a capitalization rate is applied to estimated current year cash flows.
The company’s investment properties are diversified by asset type, asset class, geography and market. Therefore, there may be mitigating factors in addition to those noted above, such as changes to assumptions that vary in direction and magnitude across different geographies and markets.
The following table summarizes the key valuation metrics of the company’s investment properties:

AS AT JUN. 30, 2024	Discount Rate	Terminal Capitalization Rate	Investment Horizon (years)
Core	6.2%	4.8%	11
Transitional and development[1]	8.0%	6.2%	10
LP Investments[1]	8.6%	5.9%	13
Other investment properties[2]	7.4%	n/a	n/a
1.The rates presented are for investment properties valued using the discounted cash flow method. These rates exclude multifamily, triple net lease, student housing, manufactured housing and other investment properties valued using the direct capitalization method.
2.Other investment properties include investment properties held in our Infrastructure segment and direct investments within our Asset Management segment.